SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 21, 2004

(Date of earliest event reported)

Openwave Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-16073	94-3219054
(State of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1400 Seaport Boulevard

Redwood City, CA 94063

(Address of principal executive offices)

(650) 480-8000

(Registrant’s telephone number, including area code)

Item 7. Exhibits.

99.1	Press Release issued by Openwave Systems Inc. on January 21, 2004.

Item 12. Results of Operations and Financial Condition

On January 21, 2004, Openwave Systems Inc. issued a press release announcing its financial results for the fiscal quarter ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

OPENWAVE SYSTEMS INC.

By:	/S/ JOSHUA PACE
Name:	Joshua Pace
Title:	Vice President of Finance and Chief Accounting Officer

Date: January 21, 2004

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Openwave Systems Inc. on January 21, 2004.

4